UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934


                      October 25, 1995
              ---------------------------------
              (Date of earliest event reported)



         LABORATORY CORPORATION OF AMERICA HOLDINGS
   ------------------------------------------------------
   (Exact name of registrant as specified in its charter)



   Delaware                1-11353            13-3757370
---------------          ------------       ---------------
(State or other          (Commission        (IRS Employer
jurisdiction or          File Number)        Identification
organization)                                Number)



  358 South Main Street, Burlington, North Carolina  27215
  --------------------------------------------------------
          (Address of principal executive offices)



                        800-222-7566
    ----------------------------------------------------
    (Registrant's telephone number, including area code)
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Item 5. Other Events

On October 25, 1995, the Registrant issued a press release dated as of such date announcing operating results of the Registrant for the three and nine month periods ended September 30, 1995 as well as certain other information. The press release is attached as an exhibit hereto and the text thereof is incorporated in its entirety herein by reference.

Item 7.               Financial Statements, Pro Forma
Financial             Information and Exhibits

  (c) Exhibit

      20  Press release of the Registrant dated October 25,
1995.

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                         SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               LABORATORY CORPORATION OF AMERICA HOLDINGS
               ------------------------------------------
                             (Registrant)


                                           By:/s/ BRADFORD T. SMITH
                                              ---------------------
                                                  Bradford T. Smith
                                               Executive Vice President,
                                               General Counsel and Secretary



Date:  October 30, 1995
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                        EXHIBIT INDEX


Exhibit
Number                                            Exhibit
-------                                           -------
  20    -   Press release of the Registrant dated October
            25, 1995.